Exhibit 10.8

STOCK PLEDGE AGREEMENT

(Southwest Entertainment, Inc.)

This PLEDGE AGREEMENT, dated as of October 20, 2005 (together with all amendments, if any, from time to time hereto, this “Agreement”) between SOUTHWEST CASINO AND HOTEL CORP., a Minnesota corporation (the “Pledgor”) and CROWN BANK, a Minnesota state banking corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Revolving Credit and Term Loan Agreement of even date herewith by and among Pledgor as Borrower, and Lender (including all exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the “Credit Agreement”) the Lender has agreed to extend certain financial accommodations to the Pledgor;

WHEREAS, Pledgor is the record and beneficial owner of the common stock in the Pledged Entity (the “Stock”) listed in Schedule I hereto; and

WHEREAS, in order to induce Lender to extend the financial accommodations provided for in the Credit Agreement, Pledgor has agreed to pledge the Pledged Collateral to Lender in accordance herewith.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lender to extend the financial accommodations provided for in the Credit Agreement, it is agreed as follows:

1.     Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Entity” means an issuer of Pledged Interests.

“Pledged Interests” means those the Stock listed on Schedule I hereto.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

2.     Pledge.  Pledgor hereby pledges to Lender, a first -priority security interest in all of the following (collectively, the “Pledged Collateral”):

(a)   the Pledged Interests and the certificates, if any, representing the Pledged Interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests; and

(b)   any additional Stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which Stock shall be deemed to be part of the Pledged Interests), and the certificates representing such additional Stock, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

3.     Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4.     Delivery of Pledged Collateral.  All certificates evidencing the Pledged Collateral shall be delivered to and held by Lender, pursuant hereto.  All Pledged Interests shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

5.     Representations and Warranties.  Pledgor represents and warrants to Lender that:

(a)   Pledgor is, and at the time of delivery of the Pledged Interests to Lender will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any lien or security interest thereon or affecting the title thereto, except for the lien and security interest created by this Agreement;

(b)   All of the Pledged Interests have been duly authorized and validly issued;

(c)   Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Lender as provided herein;

(d)   None of the Pledged Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e)   All of the Pledged Interests are presently owned by Pledgor, and are presently represented by the certificates listed on Schedule I hereto.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Interests;

(f)    No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Lender of any rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g)   The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of the Lender in such Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other lien;

(h)   This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms; and

(i)    The Pledgor hereby authorizes the Lender to file all of the Lender’s financing statements and amendments to financing statements, and all terminations of the filings of other secured parties, all with respect to the Pledged Collateral, in such form and substance as the Lender, in its sole discretion, may from time to time determine.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.     Covenants.  Pledgor covenants and agrees that until the Termination Date:

(a)   Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien in the Pledged Collateral;

(b)   Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Lender from time to time may request in order to ensure to Lender the benefits of the lien in and to the Pledged Collateral intended to be created by this Agreement, including stock powers and the filing of any necessary UCC financing statements, which may be filed by Lender and will cooperate with Lender, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral;

(c)   Pledgor has and will defend the title to the Pledged Collateral and the liens of Lender in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens; and

(d)   Pledgor will, upon obtaining ownership of any additional Stock of a Pledged Entity or Stock otherwise required to be pledged to Lender pursuant to any of the Loan Documents which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Stock, pursuant to which Pledgor shall pledge to Lender all of such additional Stock, notes and instruments.  Pledgor hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests and Pledged Indebtedness listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

7.     Pledgor’s Rights.  As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof,

(a)           Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Lender in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

(i)            the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii)           the consolidation or merger of a Pledged Entity with any other Person;

(iii)          the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for liens in favor of Lender;

(iv)          any change in the authorized number of membership or economic interests in a Pledged Entity or the issuance of any additional Stock unless such issuance is conditioned upon the recipient thereof pledging such stock to Lender in accordance herewith; or

(v)           the alteration of the voting rights with respect to the stock of a Pledged Entity.

(b)           Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends, interest and other distributions in respect of the Pledged Collateral.

8.     Defaults and Remedies; Proxy.

(a)   Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor,

Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations to collect and receive all cash dividends, interest and other distribtuions made thereof, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof.  Any sale shall be made at a public or private sale at Lender’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.  PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED INTERESTS, THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED INTERESTS WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.  NOTWITHSTANDING THE FOREGOING, LENDER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b)   If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgor.

(c)   Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with applicable law and the terms of the Loan Documents.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Securities Act of 1933, as amended (or any similar statute then in effect), or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

(d)   Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies.  No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(e)   Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Lender, that Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9.     Waiver.  No delay on Lender’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Lender’s rights as against Pledgor in any respect.

10.   Assignment.  Lender may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11.   Termination.  Immediately following the Termination Date, Lender shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement, and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

12.   Lien Absolute.  All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)   any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b)   any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c)   any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)   the insolvency of the Borrower or any Guarantor; or

(e)   any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

13.   Release.  Pledgor consents and agrees that Lender may at any time, or from time to time, in its discretion:

(a)   renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

(b)   exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Secured

Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations.  Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.  No act or omission of any kind on Lender’s part shall in any event affect or impair this Agreement.

14.   Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15.   Miscellaneous.

(a)   Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b)   Pledgor agrees to promptly reimburse Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of this Agreement.

(c)   Neither Lender, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d)   THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR IN POSSESSION ON BEHALF OF PLEDGOR), AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF, AND BE

ENFORCEABLE BY, LENDER AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

16.   Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

17.           Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

18.   Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19.   Counterparts.  This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

20.   Benefit of Lender.  All security interests granted or contemplated hereby shall be for the benefit of the Lender, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

21.   Amendment.  If a Pledged Entity issues any Stock to Pledgor after the date hereof, this Agreement may be amended by the execution of a Pledge Amendment in the form of Schedule II hereto, without the consent or approval of Pledgor.  All other amendments, modifications and waivers with respect to this Agreement shall be effective only if they are in writing and executed by Lender and the Pledgor with an interest of the Pledged Collateral.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

SOUTHWEST CASINO AND HOTEL CORP.

By:	/s/ Thomas E. Fox
	Its:	President

CROWN BANK

By:	/s/ Mark W. Lucke
Mark W. Lucke
Its: Vice President

[Signature Page to Stock Pledge Agreement]

SCHEDULE I

PLEDGED INTERESTS

Name and Address of Pledgor	Pledged Entity	Certificate No.	Number of Shares	Percentage of Outstanding Shares

Southwest Casino and Hotel Corp.	Southwest Entertainment Inc.	1	10,000	100%
2001 Killebrew Drive, Suite 350 Minneapolis, MN 55425

I-1